Exhibit 99.2
Financial Supplement
Fourth Quarter 2010
(Unaudited)

World Headquarters	Internet address	Contacts:
1370 Timberlake Manor Parkway	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017		Senior Executive Vice President
U.S.A.		and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

John Hayden
Sr. Vice President
Controller & Investor Relations
Phone: (636) 736-7243
e-mail: jhayden@rgare.com

Current Ratings
	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
4th Quarter 2010
Table of Contents

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholder’s equity excluding AOCI.

Reinsurance Group of America, Incorporated
2011 Management Guidance
2011 Full-year Consolidated Operating Earnings per Diluted Share Guidance
Management projects 2011 operating income per diluted share to be within a range of $6.70 to $7.30. This guidance assumes an expected level of death claims, which are prone to normal short-term statistical fluctuations that can significantly affect results on quarterly and annual bases. Additionally, the guidance reflects approximately $0.20 per diluted share negative impact due to lower anticipated investment yields in 2011.
2011 Full-year Premium Growth Guidance

Segment	Original Currency Basis

U.S.	5% - 7%
Canada	5% - 7%
Asia Pacific	10% - 15%
Europe & South Africa	10% - 15%
Consolidated ($USD basis)	8% - 10%

2011 Full-year Projected Foreign Currency Premium

Foreign Currency	Millions

Australian Dollar	645 - 678
Canadian Dollar	839 - 882
Euro Dollar	105 - 111
British Pound Sterling	454 - 477
Japanese Yen	17,718 - 18,626
Korean Won	201,358 - 211,684
New Zealand Dollar	77 - 81
Taiwanese Dollar	2,102 - 2,209
South African Rand	494 - 520

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands, except inforce & per share data)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Net premiums	$1,801,899	$1,647,300	$1,582,017	$1,628,464	$1,598,754	$203,145	$6,659,680	$5,725,161	$934,519
Net income — continuing operations	196,712	128,232	127,019	122,439	112,409	84,303	574,402	407,086	167,316
Operating income	161,419	127,703	121,899	93,008	125,833	35,586	504,029	438,321	65,708
Operating return on equity (ex AOCI) — annualized	16.0%	13.2%	13.0%	10.2%	14.3%	1.7%
Operating return on equity (ex AOCI) — trailing 12 months	13.2%	12.7%	12.7%	13.5%	13.1%	0.1%
Total assets	29,081,908	28,934,028	27,220,606	26,722,458	25,249,501	3,832,407

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,340.5	$1,339.7	$1,334.9	$1,318.0	$1,290.5	$50.0
Canada	324.1	307.0	289.7	293.9	276.8	47.3
Europe & South Africa	467.6	446.5	401.8	395.6	408.9	58.7
Asia Pacific	408.1	385.8	340.9	355.6	348.9	59.2

Total Life Reinsurance in Force	$2,540.3	$2,479.0	$2,367.3	$2,363.1	$2,325.1	$215.2

Assumed New Business Production (in billions)
U.S.	$26.2	$30.3	$45.1	$40.6 (1)	$42.5	$(16.3)	$142.2	$135.0	$7.2
Canada	12.2	12.2	12.8	13.9	13.9	(1.7)	51.1	43.9	7.2
Europe & South Africa	28.5	30.0	23.4	21.7	42.5	(14.0)	103.6	121.1	(17.5)
Asia Pacific	13.1	4.8	10.1	2.7	5.3	7.8	30.7	21.0	9.7

Total New Business Production	$80.0	$77.3	$91.4	$78.9	$104.2	$(24.2)	$327.6	$321.0	$6.6

Per Share and Shares Data
Basic earnings per share from continuing operations
Net income	$2.68	$1.75	$1.74	$1.68	$1.54	$1.14	$7.85	$5.59	$2.26
Operating income	$2.20	$1.75	$1.67	$1.27	$1.73	$0.47	$6.89	$6.02	$0.87
Diluted earnings per share from continuing operations
Net income	$2.62	$1.72	$1.70	$1.64	$1.52	$1.10	$7.69	$5.55	$2.14
Operating income	$2.15	$1.72	$1.63	$1.25	$1.70	$0.45	$6.75	$5.98	$0.77

Wgt. average common shares outstanding (basic)	73,277	73,162	73,141	73,046	72,895	382	73,157	72,790	367
Wgt. average common shares outstanding (diluted)	75,052	74,420	74,721	74,578	74,195	857	74,694	73,327	1,367

Common shares issued	73,364	73,364	73,364	73,364	73,364	—	73,364	73,364	—
Treasury shares	1	192	210	261	374	(373)	1	374	(373)
Common shares outstanding	73,363	73,172	73,154	73,103	72,990	373	73,363	72,990	373

Book value per share	$68.71	$68.30	$60.73	$56.98	$52.99
Per share effect of accumulated other comprehensive income (AOCI)	$12.37	$14.48	$8.59	$6.49	$4.10
Book value per share, excluding AOCI	$56.34	$53.82	$52.14	$50.49	$48.89

(1)	Excludes Impact of Reliastar Acquisition

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliation)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,801,899	$1,647,300	$1,582,017	$1,628,464	$1,598,754	$203,145	$6,659,680	$5,725,161	$934,519
Investment income, net of related expenses	355,227	287,504	291,671	304,258	315,159	40,068	1,238,660	1,122,462	116,198
Investment related gains (losses), net
OTTI on fixed maturity securities	(16,097)	(4,904)	(3,489)	(7,430)	(40,552)	24,455	(31,920)	(128,834)	96,914
OTTI on fixed maturity securities transferred to/from AOCI	(186)	26	(139)	2,344	3,910	(4,096)	2,045	16,045	(14,000)
Other investment related gains (losses), net	90,916	(11,902)	26,620	136,271	22,505	68,411	241,905	146,937	94,968

Total investment related gains (losses), net	74,633	(16,780)	22,992	131,185	(14,137)	88,770	212,030	34,148	177,882
Other revenue	42,370	37,515	35,197	36,278	44,059	(1,689)	151,360	185,051	(33,691)

Total revenues	2,274,129	1,955,539	1,931,877	2,100,185	1,943,835	330,294	8,261,730	7,066,822	1,194,908

Benefits and expenses:
Claims and other policy benefits	1,470,845	1,393,891	1,307,239	1,375,180	1,370,175	100,670	5,547,155	4,819,426	727,729
Interest credited	79,103	94,776	79,169	56,934	128,779	(49,676)	309,982	323,738	(13,756)
Policy acquisition costs and other insurance expenses	319,444	157,058	237,149	366,302	179,333	140,111	1,079,953	958,326	121,627
Other operating expenses	102,216	85,409	83,147	91,199	80,532	21,684	361,971	294,779	67,192
Interest expense	25,215	25,191	25,141	15,449	22,985	2,230	90,996	69,940	21,056
Collateral finance facility expense	2,049	2,041	1,960	1,806	1,866	183	7,856	8,268	(412)

Total benefits and expenses	1,998,872	1,758,366	1,733,805	1,906,870	1,783,670	215,202	7,397,913	6,474,477	923,436

Income before income taxes — continuing operations	275,257	197,173	198,072	193,315	160,165	115,092	863,817	592,345	271,472

Income tax expense	78,545	68,941	71,053	70,876	47,756	30,789	289,415	185,259	104,156

Income — continuing operations	196,712	128,232	127,019	122,439	112,409	84,303	574,402	407,086	167,316
Loss from discontinued operations	—	—	—	—	—	—	—	—	—

Net income	$196,712	$128,232	$127,019	$122,439	$112,409	$84,303	$574,402	$407,086	$167,316

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	275,257	197,173	198,072	193,315	160,165	115,092	863,817	592,345	271,472
Investment and derivative losses (gains) — non-operating (1)	91,401	(37,747)	(130,697)	371	65,676	25,725	(76,672)	303,398	(380,070)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(43,780)	38,653	(32,512)	(122,635)	(3,028)	(40,752)	(160,274)	(78,394)	(81,880)
GMXB embedded derivatives (1)	(121,209)	16,232	140,934	(7,171)	(46,120)	(75,089)	28,786	(252,697)	281,483
Funds withheld losses (gains) — investment income	(8,240)	(6,494)	(5,772)	82	—	(8,240)	(20,424)	—	(20,424)
Funds withheld losses (gains) — policy acq. costs	793	954	777	(81)	—	793	2,443	—	2,443
EIA embedded derivatives — interest credited	(25,741)	43,070	14,990	(22,422)	12,563	(38,304)	9,897	(13,581)	23,478
EIA embedded derivatives — policy acq. costs	3,008	(4,189)	(1,503)	3,250	(801)	3,809	566	2,442	(1,876)
DAC offset, net	49,618	(50,519)	6,041	103,769	(5,572)	55,190	108,909	129,583	(20,674)
Gain on debt repurchase	—	—	—	—	—	—	—	(38,875)	38,875

Operating Income Before Income Taxes	$221,107	$197,133	$190,330	$148,478	$182,883	$38,224	$757,048	$644,221	$112,827

After-tax Operating Income Reconciliation:
Income — continuing operations	196,712	128,232	127,019	122,439	112,409	84,303	574,402	407,086	167,316
Investment and derivative losses (gains) — non-operating (1)	59,317	(25,041)	(85,039)	(47)	41,347	17,970	(50,810)	194,725	(245,535)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(28,457)	25,125	(21,133)	(79,713)	(1,968)	(26,489)	(104,178)	(50,956)	(53,222)
GMXB embedded derivatives (1)	(78,786)	10,551	91,607	(4,661)	(29,978)	(48,808)	18,711	(164,253)	182,964
Funds withheld losses (gains) — investment income	(5,356)	(4,221)	(3,752)	53	—	(5,356)	(13,276)	—	(13,276)
Funds withheld losses (gains) — policy acq. costs	515	621	505	(53)	—	515	1,588	—	1,588
EIA embedded derivatives — interest credited	(16,732)	27,996	9,743	(14,574)	8,166	(24,898)	6,433	(8,828)	15,261
EIA embedded derivatives — policy acq. costs	1,955	(2,723)	(977)	2,113	(521)	2,476	368	1,587	(1,219)
DAC offset, net	32,251	(32,837)	3,926	67,451	(3,622)	35,873	70,791	84,229	(13,438)
Gain on debt repurchase	—	—	—	—	—	—	—	(25,269)	25,269

Operating Income	$161,419	$127,703	$121,899	$93,008	$125,833	$35,586	$504,029	$438,321	$65,708

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands, except per share data)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,801,899	$1,647,300	$1,582,017	$1,628,464	$1,598,754	$203,145	$6,659,680	$5,725,161	$934,519
Investment income, net of related expenses	346,987	281,010	285,899	304,340	315,159	31,828	1,218,236	1,122,462	95,774
Investment related gains (losses), net	1,045	358	717	1,750	2,391	(1,346)	3,870	6,455	(2,585)
Other revenue	42,370	37,515	35,197	36,278	44,059	(1,689)	151,360	146,176	5,184

Total revenues	2,192,301	1,966,183	1,903,830	1,970,832	1,960,363	231,938	8,033,146	7,000,254	1,032,892

Benefits and expenses:
Claims and other policy benefits	1,470,845	1,393,891	1,307,239	1,375,180	1,370,175	100,670	5,547,155	4,819,426	727,729
Interest credited	104,844	51,706	64,179	79,356	116,216	(11,372)	300,085	337,319	(37,234)
Policy acquisition costs and other insurance expenses	266,025	210,812	231,834	259,364	185,706	80,319	968,035	826,301	141,734
Other operating expenses	102,216	85,409	83,147	91,199	80,532	21,684	361,971	294,779	67,192
Interest expense	25,215	25,191	25,141	15,449	22,985	2,230	90,996	69,940	21,056
Collateral finance facility expense	2,049	2,041	1,960	1,806	1,866	183	7,856	8,268	(412)

Total benefits and expenses	1,971,194	1,769,050	1,713,500	1,822,354	1,777,480	193,714	7,276,098	6,356,033	920,065

Operating income before income taxes	221,107	197,133	190,330	148,478	182,883	38,224	757,048	644,221	112,827

Operating income tax expense	59,688	69,430	68,431	55,470	57,050	2,638	253,019	205,900	47,119

Operating income	$161,419	$127,703	$121,899	$93,008	$125,833	$35,586	$504,029	$438,321	$65,708

Wgt. Average Common Shares Outstanding (Diluted)	75,052	74,420	74,721	74,578	74,195	857	74,694	73,327	1,367

Diluted Earnings Per Share — Operating Income	$2.15	$1.72	$1.63	$1.25	$1.70	$0.45	$6.75	$5.98	$0.77

Foreign currency effect on*:
Net premiums	$23,933	$15,448	$40,445	$103,974	$81,807	$(57,874)	$183,800	$(207,609)	$391,409
Operating income before income taxes	$1,580	$1,998	$5,185	$9,497	$13,321	$(11,741)	$18,260	$(8,902)	$27,162

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009
Assets
Fixed maturity securities, available for sale	$14,304,597	$14,169,930	$13,077,607	$12,775,342	$11,763,358
Mortgage loans on real estate	885,811	863,873	838,827	797,272	791,668
Policy loans	1,228,418	1,173,148	1,173,016	1,162,723	1,136,564
Funds withheld at interest	5,421,952	5,276,511	5,257,929	5,180,300	4,895,356
Short-term investments	118,387	84,091	63,962	79,160	121,060
Other invested assets	707,403	738,830	637,827	564,753	516,086

Total investments	22,666,568	22,306,383	21,049,168	20,559,550	19,224,092
Cash and cash equivalents	463,661	634,075	557,756	525,360	512,027
Accrued investment income	127,874	177,250	144,658	140,921	107,447
Premiums receivable and other reinsurance balances	1,037,679	987,342	898,522	880,372	850,096
Reinsurance ceded receivables	769,699	790,889	721,830	731,479	716,480
Deferred policy acquisition costs	3,726,443	3,741,534	3,597,865	3,624,846	3,698,972
Other assets	289,984	296,555	250,807	259,930	140,387

Total assets	$29,081,908	$28,934,028	$27,220,606	$26,722,458	$25,249,501

Liabilities and Stockholders’ Equity
Future policy benefits	$9,274,789	$8,906,977	$8,518,817	$8,540,298	$7,748,480
Interest-sensitive contract liabilities	7,774,481	7,884,874	7,781,407	7,550,168	7,666,002
Other policy claims and benefits	2,597,941	2,590,014	2,387,579	2,429,147	2,229,083
Other reinsurance balances	133,590	134,066	143,723	211,532	106,706
Deferred income taxes	1,396,747	1,064,726	977,873	818,331	613,222
Other liabilities	637,923	1,129,848	742,940	782,117	792,775
Short-term debt	199,985	—	—	—	—
Long-term debt	1,016,425	1,216,320	1,216,230	1,216,140	1,216,052
Collateral finance facility	850,039	850,026	850,030	850,025	850,037
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,421	159,368	159,316	159,266	159,217

Total liabilities	24,041,341	23,936,219	22,777,915	22,557,024	21,381,574

Stockholders’ Equity:
Common stock, at par value	734	734	734	734	734
Warrants	66,912	66,912	66,912	66,912	66,912
Additional paid-in-capital	1,478,398	1,477,011	1,473,305	1,469,807	1,463,101
Retained earnings	2,587,403	2,402,167	2,282,968	2,165,410	2,055,549
Treasury stock	(295)	(8,774)	(9,570)	(11,817)	(17,578)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	270,526	242,686	173,985	237,549	210,878
Unrealized appreciation (depreciation) of securities, net of income taxes	651,449	832,756	470,365	252,905	104,457
Pension and postretirement benefits, net of income taxes	(14,560)	(15,683)	(16,008)	(16,066)	(16,126)

Total stockholders’ equity	5,040,567	4,997,809	4,442,691	4,165,434	3,867,927

Total liabilities and stockholders’ equity	$29,081,908	$28,934,028	$27,220,606	$26,722,458	$25,249,501

Total stockholders’ equity, excluding AOCI	$4,133,152	$3,938,050	$3,814,349	$3,691,046	$3,568,718

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,009,758	$930,070	$933,162	$902,961	$918,529	$91,229	$3,775,951	$3,313,864	$462,087
Investment income, net of related expenses	117,272	124,596	120,782	113,461	114,276	2,996	476,111	428,541	47,570
Other revenue	504	428	190	598	1,121	(617)	1,720	3,197	(1,477)

Total revenues	1,127,534	1,055,094	1,054,134	1,017,020	1,033,926	93,608	4,253,782	3,745,602	508,180

Benefits and expenses:
Claims and other policy benefits	842,335	793,270	788,956	789,775	786,949	55,386	3,214,336	2,837,808	376,528
Interest credited	14,826	16,698	16,312	16,636	16,261	(1,435)	64,472	63,178	1,294
Policy acquisition costs and other insurance expenses	142,057	125,526	134,470	128,773	134,815	7,242	530,826	450,358	80,468
Other operating expenses	21,221	18,534	18,303	20,859	13,756	7,465	78,917	54,651	24,266

Total benefits and expenses	1,020,439	954,028	958,041	956,043	951,781	68,658	3,888,551	3,405,995	482,556

Operating income before income taxes	107,095	101,066	96,093	60,977	82,145	24,950	365,231	339,607	25,624

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	107,095	101,066	96,093	60,977	82,145	24,950	365,231	339,607	25,624
Investment and Derivative (losses) gains — non-operating	6,246	13,009	2,721	2,848	(7,842)	14,088	24,824	(83,884)	108,708

Income before income taxes	$113,341	$114,075	$98,814	$63,825	$74,303	$39,038	$390,055	$255,723	$134,332

Loss and Expense Ratios:
Claims and other policy benefits	83.4%	85.3%	84.5%	87.5%	85.7%	-2.3%	85.1%	85.6%	-0.5%
Policy acquisition costs and other insurance expenses	14.1%	13.5%	14.4%	14.3%	14.7%	-0.6%	14.1%	13.6%	0.5%
Other operating expenses	2.1%	2.0%	2.0%	2.3%	1.5%	0.6%	2.1%	1.6%	0.5%

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands except account values)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$3,401	$2,724	$3,128	$11,877	$1,767	$1,634	$21,130	$6,859	$14,271
Investment income, net of related expenses	129,985	60,853	77,189	96,449	109,871	20,114	364,476	386,642	(22,166)
Investment related gains (losses), net	(18)	(18)	(18)	(18)	(18)	—	(72)	(45)	(27)
Other revenue	24,156	19,605	21,944	20,893	19,029	5,127	86,598	70,566	16,032

Total revenues	157,524	83,164	102,243	129,201	130,649	26,875	472,132	464,022	8,110

Benefits and expenses:
Claims and other policy benefits	3,131	(318)	2,850	9,610	5,166	(2,035)	15,273	6,971	8,302
Interest credited	90,017	35,008	47,868	62,706	99,834	(9,817)	235,599	273,945	(38,346)
Policy acquisition costs and other insurance expenses	41,614	32,072	33,341	37,150	9,304	32,310	144,177	127,087	17,090
Other operating expenses	2,781	2,413	2,414	3,189	2,476	305	10,797	10,176	621

Total benefits and expenses	137,543	69,175	86,473	112,655	116,780	20,763	405,846	418,179	(12,333)

Operating income (loss) before income taxes	19,981	13,989	15,770	16,546	13,869	6,112	66,286	45,843	20,443

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	19,981	13,989	15,770	16,546	13,869	6,112	66,286	45,843	20,443
Investment and derivative (losses) gains — non-operating (1)	(109,171)	17,112	124,746	2,808	(50,539)	(58,632)	35,495	(221,405)	256,900
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	43,780	(38,653)	32,512	122,635	3,028	40,752	160,274	78,394	81,880
GMXB embedded derivatives (1)	121,209	(16,232)	(140,934)	7,171	46,120	75,089	(28,786)	252,697	(281,483)
Funds withheld losses (gains) — investment income	8,240	6,494	5,772	(82)	—	8,240	20,424	—	20,424
Funds withheld losses (gains) — policy acq. costs	(793)	(954)	(777)	81	—	(793)	(2,443)	—	(2,443)
EIA embedded derivatives — interest credited	25,741	(43,070)	(14,990)	22,422	(12,563)	38,304	(9,897)	13,581	(23,478)
EIA embedded derivatives — policy acq. costs	(3,008)	4,189	1,503	(3,250)	801	(3,809)	(566)	(2,442)	1,876
DAC offset, net	(49,618)	50,519	(6,041)	(103,769)	5,572	(55,190)	(108,909)	(129,583)	20,674

Income before income taxes	$56,361	$(6,606)	$17,561	$64,562	$6,288	$50,073	$131,878	$37,085	$94,793

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD millions)	2010	2010	2010	2010	2009
Annuity account values:

Fixed annuities (deferred)	$822	$837	$847	$861	$876

Net interest spread (fixed annuities):	2.4%	1.5%	2.3%	2.4%	2.4%

Equity-indexed annuities	$4,239	$4,210	$4,145	$4,052	$4,031

Variable annuities:
No riders	$1,156	$1,243	$1,190	$1,251	$1,231
GMDB only	90	87	79	82	79
GMIB only	6	6	6	6	6
GMAB only	64	62	58	63	62
GMWB only	1,735	1,653	1,517	1,622	1,563
GMDB / WB	492	472	431	455	437
Other	36	34	32	35	34

Total VA account values	$3,579	$3,557	$3,313	$3,514	$3,412

Fair value of liabilities associated with living benefit riders	$53	$174	$158	$17	$24

Other asset-intensive business:	$783	$786	$784	$783	$679

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Revenues:
Investment income, net of related expenses	$63	$154	$107	$(51)	$(66)	$129	$273	$(286)	$559
Other revenue	7,029	5,608	5,820	5,050	5,736	1,293	23,507	20,296	3,211

Total revenues	7,092	5,762	5,927	4,999	5,670	1,422	23,780	20,010	3,770

Benefits and expenses:
Policy acquisition costs and other insurance expenses	447	461	580	526	299	148	2,014	1,188	826
Other operating expenses	1,067	940	937	1,279	751	316	4,223	3,010	1,213

Total benefits and expenses	1,514	1,401	1,517	1,805	1,050	464	6,237	4,198	2,039

Operating income before income taxes	5,578	4,361	4,410	3,194	4,620	958	17,543	15,812	1,731

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	5,578	4,361	4,410	3,194	4,620	958	17,543	15,812	1,731
Investment and Derivative (losses) gains — non-operating	(23)	(44)	(10)	(9)	26	(49)	(86)	98	(184)

Income before income taxes	$5,555	$4,317	$4,400	$3,185	$4,646	$909	$17,457	$15,910	$1,547

Reinsurance Group of America, Incorporated
Canadian Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$205,925	$205,552	$177,079	$208,650	$168,483	$37,442	$797,206	$614,831	$182,375
Investment income, net of related expenses	41,534	41,170	42,206	40,228	40,863	671	165,138	137,750	27,388
Investment related gains (losses), net	1,187	938	915	895	919	268	3,935	5,062	(1,127)
Other revenue	59	803	241	43	124	(65)	1,146	1,134	12

Total revenues	248,705	248,463	220,441	249,816	210,389	38,316	967,425	758,777	208,648

Benefits and expenses:
Claims and other policy benefits	152,038	186,554	145,250	172,516	133,757	18,281	656,358	501,061	155,297
Interest credited	—	—	—	—	—	—	—	75	(75)
Policy acquisition costs and other insurance expenses	50,966	26,901	35,264	54,441	39,312	11,654	167,572	146,990	20,582
Other operating expenses	9,058	6,971	6,994	6,841	6,585	2,473	29,864	22,774	7,090

Total benefits and expenses	212,062	220,426	187,508	233,798	179,654	32,408	853,794	670,900	182,894

Operating income before income taxes	36,643	28,037	32,933	16,018	30,735	5,908	113,631	87,877	25,754

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	36,643	28,037	32,933	16,018	30,735	5,908	113,631	87,877	25,754
Investment and Derivative (losses) gains — non-operating	(454)	5,431	815	2,955	15,053	(15,507)	8,747	18,458	(9,711)

Income before income taxes	$36,189	$33,468	$33,748	$18,973	$45,788	$(9,599)	$122,378	$106,335	$16,043

Loss and Expense Ratios:
Loss ratios (creditor business)	39.1%	32.5%	40.6%	41.2%	19.7%	19.4%	39.6%	35.7%	3.9%
Loss ratios (excluding creditor business)	84.3%	96.3%	91.9%	106.8%	98.6%	-14.3%	94.4%	97.8%	-3.4%
Claims and other policy benefits / (net premiums + investment income)	61.4%	75.6%	66.2%	69.3%	63.9%	-2.5%	68.2%	66.6%	1.6%
Policy acquisition costs and other insurance expenses	24.7%	13.1%	19.9%	26.1%	23.3%	1.4%	21.0%	23.9%	-2.9%
Other operating expenses	4.4%	3.4%	3.9%	3.3%	3.9%	0.5%	3.7%	3.7%	0.0%

Foreign currency effect on*:
Net premiums	$8,357	$10,236	$20,670	$33,557	$21,267	$(12,910)	$72,820	$(42,186)	$115,006
Operating income before income taxes	$1,858	$292	$4,079	$1,373	$5,038	$(3,180)	$7,602	$(5,184)	$12,786

Creditor reinsurance net premiums	$47,467	$17,707	$34,079	$76,712	$40,977	$6,490	$175,965	$161,673	$14,292
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$257,980	$232,962	$209,919	$217,652	$224,510	$33,470	$918,513	$781,952	$136,561
Investment income, net of related expenses	9,737	8,579	8,369	7,832	8,869	868	34,517	32,240	2,277
Other revenue	296	857	108	838	10,536	(10,240)	2,099	11,436	(9,337)

Total revenues	268,013	242,398	218,396	226,322	243,915	24,098	955,129	825,628	129,501

Benefits and expenses:
Claims and other policy benefits	195,172	193,377	165,827	180,016	201,131	(5,959)	734,392	656,485	77,907
Policy acquisition costs and other insurance expenses	8,153	12,137	10,273	13,398	(4,710)	12,863	43,961	37,753	6,208
Other operating expenses	28,301	21,198	21,317	22,710	23,608	4,693	93,526	80,301	13,225

Total benefits and expenses	231,626	226,712	197,417	216,124	220,029	11,597	871,879	774,539	97,340

Operating income before income taxes	36,387	15,686	20,979	10,198	23,886	12,501	83,250	51,089	32,161

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	36,387	15,686	20,979	10,198	23,886	12,501	83,250	51,089	32,161
Investment and Derivative (losses) gains — non-operating	(1,030)	1,808	1,347	459	576	(1,606)	2,584	1,252	1,332

Income before income taxes	$35,357	$17,494	$22,326	$10,657	$24,462	$10,895	$85,834	$52,341	$33,493

Loss and Expense Ratios:
Claims and other policy benefits	75.7%	83.0%	79.0%	82.7%	89.6%	-13.9%	80.0%	84.0%	-4.0%
Policy acquisition costs and other insurance expenses	3.2%	5.2%	4.9%	6.2%	-2.1%	5.3%	4.8%	4.8%	0.0%
Other operating expenses	11.0%	9.1%	10.2%	10.4%	10.5%	0.5%	10.2%	10.3%	-0.1%

Foreign currency effect on*:
Net premiums	$(5,502)	$(12,500)	$(6,154)	$20,109	$15,308	$(20,810)	$(4,047)	$(107,490)	$103,443
Operating income before income taxes	$(704)	$(1,184)	$(1,158)	$334	$4,672	$(5,376)	$(2,712)	$(1,680)	$(1,032)

Critical illness net premiums	$58,102	$57,340	$52,759	$55,874	$58,898	$(796)	$224,075	$212,124	$11,951

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Asia Pacific Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$322,544	$273,825	$256,878	$285,818	$283,419	$39,125	$1,139,065	$998,927	$140,138
Investment income, net of related expenses	18,997	17,042	17,249	17,264	18,107	890	70,552	61,335	9,217
Investment related gains (losses), net	365	232	(151)	707	824	(459)	1,153	824	329
Other revenue	6,642	7,462	6,128	6,187	5,887	755	26,419	25,029	1,390

Total revenues	348,548	298,561	280,104	309,976	308,237	40,311	1,237,189	1,086,115	151,074

Benefits and expenses:
Claims and other policy benefits	277,926	220,867	204,494	223,096	243,012	34,914	926,383	817,052	109,331
Policy acquisition costs and other insurance expenses	36,336	27,373	31,661	37,930	17,617	18,719	133,300	106,405	26,895
Other operating expenses	26,164	22,932	22,265	22,385	22,811	3,353	93,746	78,085	15,661

Total benefits and expenses	340,426	271,172	258,420	283,411	283,440	56,986	1,153,429	1,001,542	151,887

Operating income before income taxes	8,122	27,389	21,684	26,565	24,797	(16,675)	83,760	84,573	(813)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	8,122	27,389	21,684	26,565	24,797	(16,675)	83,760	84,573	(813)
Investment and Derivative (losses) gains — non-operating	1,949	1,094	2,077	(120)	(1,269)	3,218	5,000	(1,027)	6,027

Income before income taxes	$10,071	$28,483	$23,761	$26,445	$23,528	$(13,457)	$88,760	$83,546	$5,214

Loss and Expense Ratios:
Claims and other policy benefits	86.2%	80.7%	79.6%	78.1%	85.7%	0.5%	81.3%	81.8%	-0.5%
Policy acquisition costs and other insurance expenses	11.3%	10.0%	12.3%	13.3%	6.2%	5.1%	11.7%	10.7%	1.0%
Other operating expenses	8.1%	8.4%	8.7%	7.8%	8.0%	0.1%	8.2%	7.8%	0.4%

Foreign currency effect on*:
Net premiums	$21,020	$17,726	$25,935	$50,307	$45,215	$(24,195)	$114,988	$(58,036)	$173,024
Operating income before income taxes	$487	$978	$2,276	$3,577	$2,864	$(2,377)	$7,318	$624	$6,694

Critical illness net premiums	$52,386	$45,954	$48,508	$39,398	$52,311	$75	$186,246	$181,159	$5,087

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Corporate and Other Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$2,291	$2,167	$1,851	$1,506	$2,046	$245	$7,815	$8,728	$(913)
Investment income, net of related expenses	29,399	28,616	19,997	29,157	23,239	6,160	107,169	76,240	30,929
Investment related gains (losses), net	(489)	(794)	(29)	166	666	(1,155)	(1,146)	614	(1,760)
Other revenue	3,684	2,752	766	2,669	1,626	2,058	9,871	14,518	(4,647)

Total revenues	34,885	32,741	22,585	33,498	27,577	7,308	123,709	100,100	23,609

Benefits and expenses:
Claims and other policy benefits	243	141	(138)	167	160	83	413	49	364
Interest credited	1	—	(1)	14	121	(120)	14	121	(107)
Policy acquisition costs and other insurance expenses	(13,548)	(13,658)	(13,755)	(12,854)	(10,931)	(2,617)	(53,815)	(43,480)	(10,335)
Other operating expenses	13,624	12,421	10,917	13,936	10,545	3,079	50,898	45,782	5,116
Interest expense	25,215	25,191	25,141	15,449	22,985	2,230	90,996	69,940	21,056
Collateral finance facility expense	2,049	2,041	1,960	1,806	1,866	183	7,856	8,268	(412)

Total benefits and expenses	27,584	26,136	24,124	18,518	24,746	2,838	96,362	80,680	15,682

Operating income (loss) before income taxes	7,301	6,605	(1,539)	14,980	2,831	4,470	27,347	19,420	7,927

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	7,301	6,605	(1,539)	14,980	2,831	4,470	27,347	19,420	7,927
Investment and Derivative (losses) gains — non-operating	11,082	(663)	(999)	(9,312)	(21,681)	32,763	108	(16,890)	16,998
Gain on debt repurchase	—	—	—	—	—	—	—	38,875	(38,875)

Income before income taxes	$18,383	$5,942	$(2,538)	$5,668	$(18,850)	$37,233	$27,455	$41,405	$(13,950)

Foreign currency effect on*:
Net premiums	$58	$(14)	$(6)	$1	$16	$42	$39	$102	$(63)
Operating income before income taxes	$(61)	$1,912	$(12)	$4,213	$747	$(808)	$6,052	$(2,662)	$8,714

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
U.S. Traditional	$107,095	$101,066	$96,093	$60,977	$82,145	$24,950	$365,231	$339,607	$25,624
U.S. Asset Intensive	19,981	13,989	15,770	16,546	13,869	6,112	66,286	45,843	20,443
U.S. Financial Reinsurance	5,578	4,361	4,410	3,194	4,620	958	17,543	15,812	1,731

Total U.S. Segment	132,654	119,416	116,273	80,717	100,634	32,020	449,060	401,262	47,798
Canadian Segment	36,643	28,037	32,933	16,018	30,735	5,908	113,631	87,877	25,754
Europe & South Africa Segment	36,387	15,686	20,979	10,198	23,886	12,501	83,250	51,089	32,161
Asia Pacific Segment	8,122	27,389	21,684	26,565	24,797	(16,675)	83,760	84,573	(813)
Corporate and Other	7,301	6,605	(1,539)	14,980	2,831	4,470	27,347	19,420	7,927

Consolidated	$221,107	$197,133	$190,330	$148,478	$182,883	$38,224	$757,048	$644,221	$112,827

Reinsurance Group of America, Incorporated
Investments

	Cash and Invested Assets
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009
Fixed maturity securities, available-for-sale	$14,304,597	$14,169,930	$13,077,607	$12,775,342	$11,763,358
Mortgage loans on real estate	885,811	863,873	838,827	797,272	791,668
Policy loans	1,228,418	1,173,148	1,173,016	1,162,723	1,136,564
Funds withheld at interest	5,421,952	5,276,511	5,257,929	5,180,300	4,895,356
Short-term investments	118,387	84,091	63,962	79,160	121,060
Other invested assets	707,403	738,830	637,827	564,753	516,086
Cash and cash equivalents	463,661	634,075	557,756	525,360	512,027

Total cash and invested assets	$23,130,229	$22,940,458	$21,606,924	$21,084,910	$19,736,119

Investment Income and Yield Summary
(Excludes Funds Withheld)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Average invested assets at amortized cost	$16,257,365	$15,763,396	$15,432,369	$15,062,452	$14,180,733	$2,076,632	$15,283,113	$13,013,390	$2,269,723
Net investment income	$216,176	$218,546	$208,303	$215,295	$203,150	$13,026	$858,320	$747,730	$110,590

Annualized investment yield (ratio of net investment income to average invested assets)	5.43%	5.66%	5.51%	5.84%	5.85%	-0.42%	5.62%	5.75%	-0.13%

Reinsurance Group of America, Incorporated
Investments
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

	December 31, 2010
						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
Corporate securities	$6,826,937	$436,384	$107,816	$7,155,505	50.0%	$—
Canadian and Canadian provincial governments	2,354,418	672,951	3,886	3,023,483	21.1%	—
Residential mortgage-backed securities	1,443,892	55,765	26,580	1,473,077	10.3%	(1,650)
Asset-backed securities	440,752	12,001	61,544	391,209	2.7%	(4,963)
Commercial mortgage-backed securities	1,353,279	81,839	97,265	1,337,853	9.4%	(10,010)
U.S. government and agencies	199,129	7,795	708	206,216	1.4%	—
State and political subdivisions	170,479	2,098	8,117	164,460	1.2%	—
Other foreign government securities	556,136	4,304	7,646	552,794	3.9%	—

Total fixed maturity securities	$13,345,022	$1,273,137	$313,562	$14,304,597	100.0%	$(16,623)

Non-redeemable preferred stock	100,718	4,130	5,298	99,550	71.0%
Other equity securities	34,832	6,100	271	40,661	29.0%

Total equity securities	$135,550	$10,230	$5,569	$140,211	100.0%

	December 31, 2009
						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
Corporate securities	$5,317,603	$257,975	$180,782	$5,394,796	45.9%	$—
Canadian and Canadian provincial governments	1,984,475	394,498	25,746	2,353,227	20.0%	—
Residential mortgage-backed securities	1,494,021	32,538	70,015	1,456,544	12.4%	(7,018)
Asset-backed securities	522,760	9,307	80,131	451,936	3.8%	(2,194)
Commercial mortgage-backed securities	1,177,621	20,670	169,427	1,028,864	8.7%	(13,690)
U.S. government and agencies	540,001	1,085	15,027	526,059	4.5%	—
State and political subdivisions	107,233	273	17,744	89,762	0.8%	—
Other foreign government securities	473,243	2,198	13,271	462,170	3.9%	—

Total fixed maturity securities	$11,616,957	$718,544	$572,143	$11,763,358	100.0%	$(22,902)

Non-redeemable preferred stock	123,648	1,878	12,328	113,198	66.0%
Other equity securities	58,008	760	409	58,359	34.0%

Total equity securities	$181,656	$2,638	$12,737	$171,557	100.0%

Reinsurance Group of America, Incorporated
Investments
Corporate Securities by Sector (Fixed Maturities and Equities)

	December 31, 2010				December 31, 2009
		Estimated Fair		Average Credit		Estimated Fair		Average Credit
(USD thousands)	Amortized Cost	Value	% of Total	Ratings	Amortized Cost	Value	% of Total	Ratings
Financial Institutions
Banking	$1,739,077	$1,740,978	23.9%	A+	$1,372,940	$1,334,155	24.0%	A+
Brokerage	98,351	103,902	1.4%	A-	87,168	87,747	1.6%	A-
Finance Comp	216,212	224,729	3.1%	A	239,659	237,719	4.3%	A+
Insurance	403,557	422,996	5.8%	A-	374,486	366,893	6.6%	A-
REITs	178,106	187,587	2.6%	BBB+	138,727	139,455	2.5%	BBB
Other Finance	253,794	259,092	3.5%	A-	204,309	180,684	3.2%	A-

Total Financial Institutions	2,889,097	2,939,284	40.3%		2,417,289	2,346,653	42.2%
Industrials
Basic	349,522	376,723	5.2%	BBB	244,242	261,135	4.7%	BBB
Capital Goods	349,526	372,557	5.1%	BBB+	235,090	247,594	4.5%	BBB+
Communications	586,179	634,557	8.7%	BBB+	444,939	485,405	8.7%	BBB+
Consumer Cyclical	309,255	324,648	4.4%	BBB+	242,206	247,077	4.4%	BBB
Consumer Noncyclical	646,383	693,785	9.5%	A-	396,739	419,161	7.5%	BBB+
Energy	383,293	414,592	5.7%	BBB+	330,748	356,716	6.4%	BBB+
Technology	228,702	238,975	3.3%	BBB+	114,795	119,548	2.1%	BBB+
Transportation	242,719	255,910	3.5%	BBB+	205,776	209,048	3.8%	BBB
Other Industrial	50,679	53,767	0.7%	BBB	62,175	39,414	0.7%	BBB-

Total Industrials	3,146,258	3,365,514	46.1%		2,276,710	2,385,098	42.8%
Utilities
Electric	612,790	642,177	8.8%	BBB+	512,898	525,379	9.4%	BBB+
Natural Gas	276,402	303,679	4.2%	BBB+	246,329	262,064	4.7%	BBB+
Other Utility	23,002	29,700	0.4%	A-	26,830	27,940	0.5%	A-

Total Utilities	912,194	975,556	13.4%		786,057	815,383	14.6%
Other Sectors	14,938	15,362	0.2%	AA+	19,203	19,219	0.4%	AA

Total	$6,962,487	$7,295,716	100.0%	A-	$5,499,259	$5,566,353	100.0%	A-

Reinsurance Group of America, Incorporated
Investments
Ratings of Fixed Maturity Securities

		December 31, 2010			September 30, 2010			June 30, 2010			March 31, 2010			December 31, 2009
(USD thousands)	Rating Agency	Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair
NAIC Designation	Designation	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total
1	AAA	$3,516,872	$3,592,987	25.1%	$3,492,193	$3,633,780	25.6%	$3,534,911	$3,642,644	27.9%	$3,669,930	$3,668,484	28.7%	$3,726,020	$3,664,665	31.2%
1	AA	3,284,387	3,758,523	26.3%	3,155,855	3,675,615	25.9%	2,860,403	3,177,314	24.3%	2,905,244	3,122,295	24.5%	2,527,944	2,684,878	22.8%
1	A	2,896,256	3,205,431	22.4%	2,714,384	3,138,268	22.2%	2,512,744	2,773,399	21.2%	2,436,385	2,630,133	20.6%	2,203,848	2,367,377	20.1%
2	BBB	2,860,603	3,035,593	21.2%	2,778,394	3,030,667	21.4%	2,639,071	2,783,867	21.3%	2,561,843	2,658,713	20.8%	2,401,885	2,433,144	20.7%
3	BB	460,675	450,368	3.2%	471,013	440,012	3.1%	479,755	424,060	3.2%	472,151	417,253	3.3%	455,539	381,242	3.3%
4	B	239,604	191,287	1.3%	237,136	185,668	1.3%	255,530	192,244	1.5%	253,930	185,177	1.4%	210,252	145,206	1.2%
5	CCC and lower	63,859	47,493	0.3%	63,033	44,683	0.3%	80,415	65,496	0.5%	94,537	77,652	0.6%	75,486	70,165	0.6%
6	In or near default	22,766	22,915	0.2%	21,108	21,237	0.2%	18,809	18,583	0.1%	13,205	15,635	0.1%	15,983	16,681	0.1%

	Total	$13,345,022	$14,304,597		$12,933,116	$14,169,930		$12,381,638	$13,077,607		$12,407,225	$12,775,342		$11,616,957	$11,763,358

Structured Fixed Maturity Securities

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
	Amortized	Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair
(USD thousands)	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Residential mortgage-backed securities:
Agency	$636,931	$668,405	$682,621	$728,354	$726,078	$770,690	$744,920	$776,013	$771,787	$797,354
Non-agency	806,961	804,672	837,648	832,934	828,507	802,670	859,102	800,152	722,234	659,190

Total residential mortgage-backed securities	1,443,892	1,473,077	1,520,269	1,561,288	1,554,585	1,573,360	1,604,022	1,576,165	1,494,021	1,456,544
Commercial mortgage-backed securities	1,353,279	1,337,853	1,257,835	1,235,849	1,229,237	1,166,937	1,222,346	1,124,736	1,177,621	1,028,864
Asset-backed securities	440,752	391,209	457,047	414,515	496,652	449,623	516,924	458,664	522,760	451,936

Total	$3,237,923	$3,202,139	$3,235,151	$3,211,652	$3,280,474	$3,189,920	$3,343,292	$3,159,565	$3,194,402	$2,937,344

Investments
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

	December 31, 2010
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2010	—	—	—	—	—	—

Total	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$22,608	$19,213	$71,582	$41,308	$147,846	$109,919
2006	—	—	2,152	2,508	2,152	2,508
2007	—	—	5,279	3,329	5,279	3,329
2008 - 2010	—	—	—	—	—	—

Total	$22,608	$19,213	$79,013	$47,145	$155,277	$115,756

	December 31, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$22,816	$18,780	$39,873	$33,014	$17,017	$9,779
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2009	—	—	—	—	—	—

Total	$22,816	$18,780	$39,873	$33,014	$17,017	$9,779

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$24,394	$12,593	$39,203	$18,686	$143,303	$92,852
2006	4,985	1,507	4,566	2,563	9,551	4,070
2007	—	—	11,709	7,372	11,709	7,372
2008 - 2009	—	—	—	—	—	—

Total	$29,379	$14,100	$55,478	$28,621	$164,563	$104,294

Reinsurance Group of America, Incorporated
Investments
CMBS Exposure
(Includes Funds Withheld Portfolios)

	December 31, 2010
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$261,763	$282,522	$81,795	$85,675	$63,234	$63,491
2006	314,043	328,422	46,372	50,217	48,851	49,949
2007	255,589	270,731	29,493	23,512	92,910	96,790
2008	29,547	33,115	37,291	39,657	7,495	7,886
2009	8,020	7,877	3,088	3,505	6,834	9,675
2010	69,580	68,879	5,193	4,800	10,970	10,928

Total	$938,542	$991,546	$203,232	$207,366	$230,294	$238,719

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$67,341	$66,392	$56,882	$44,770	$531,015	$542,850
2006	32,651	31,646	56,636	39,127	498,553	499,361
2007	99,796	105,962	125,123	77,459	602,911	574,454
2008	—	—	24,085	15,234	98,418	95,892
2009	—	—	—	—	17,942	21,057
2010	—	—	—	—	85,743	84,607

Total	$199,788	$204,000	$262,726	$176,590	$1,834,582	$1,818,221

NOTE: Totals include directly held investments with amortized cost of $1,353.3 million and fair value of $1,337.9 million as well as investments in funds withheld with amortized cost of $481.3 million and fair value of $480.4 million.

	December 31, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$398,619	$403,551	$57,602	$51,754	$75,449	$55,124
2006	292,369	280,475	41,649	34,854	41,128	34,859
2007	223,827	216,853	6,922	2,267	64,860	56,996
2008	19,050	19,790	29,211	26,617	—	—
2009	16,638	16,422	1,485	1,532	—	—

Total	$950,503	$937,091	$136,869	$117,024	$181,437	$146,979

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$47,616	$33,986	$28,298	$19,457	$607,584	$563,872
2006	26,257	19,091	47,951	22,392	449,354	391,671
2007	82,460	68,428	128,193	62,440	506,262	406,984
2008	—	—	25,384	12,204	73,645	58,611
2009	—	—	—	—	18,123	17,954

Total	$156,333	$121,505	$229,826	$116,493	$1,654,968	$1,439,092

NOTE: Totals include directly held investments with amortized cost of $1,177.6 million and fair value of $1,028.9 million as well as investments in funds withheld with amortized cost of $477.4 million and fair value of $410.2 million.

Reinsurance Group of America, Incorporated
Investments
Gross Unrealized Losses Aging
Fixed Maturity Securities

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$143,451	44.9%	$86,770	29.1%	$132,900	34.4%	$198,928	42.3%	$248,145	42.4%
20% or more for less than six months	17,293	5.4%	45,706	15.3%	54,620	14.1%	59,530	12.6%	67,435	11.5%
20% or more for six months or greater	152,818	47.9%	160,785	53.9%	188,398	48.7%	204,321	43.4%	256,563	43.9%

Total	$313,562	98.2%	$293,261	98.3%	$375,918	97.2%	$462,779	98.3%	$572,143	97.8%

Equity Securities

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$2,953	0.9%	$2,921	1.0%	$4,888	1.3%	$4,696	1.0%	$5,930	1.0%
20% or more for less than six months	821	0.3%	265	0.1%	1,808	0.5%	1,883	0.4%	1,887	0.3%
20% or more for six months or greater	1,795	0.6%	1,857	0.6%	4,039	1.0%	1,346	0.3%	4,920	0.9%

Total	$5,569	1.8%	$5,043	1.7%	$10,735	2.8%	$7,925	1.7%	$12,737	2.2%

Reinsurance Group of America, Incorporated
Investments
Fixed Maturities and Equity Securities Below Amortized Cost

	As of December 31, 2010
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
Corporate securities	$1,170,016	$34,097	$368,128	$61,945	$1,538,144	$96,042
Canadian and Canadian provincial governments	118,585	3,886	—	—	118,585	3,886
Residential mortgage-backed securities	195,406	4,986	105,601	13,607	301,007	18,593
Asset-backed securities	23,065	570	131,172	38,451	154,237	39,021
Commercial mortgage-backed securities	132,526	4,143	109,158	29,059	241,684	33,202
U.S. government and agencies	11,839	708	—	—	11,839	708
State and political subdivisions	68,229	2,890	31,426	5,227	99,655	8,117
Other foreign government securities	322,363	3,142	43,796	4,504	366,159	7,646

Investment grade securities	2,042,029	54,422	789,281	152,793	2,831,310	207,215

Non-investment grade securities:
Corporate securities	58,420	1,832	91,205	9,942	149,625	11,774
Asset-backed securities	—	—	23,356	22,523	23,356	22,523
Residential mortgage-backed securities	1,162	605	38,206	7,382	39,368	7,987
Commercial mortgage-backed securities	—	—	89,170	64,063	89,170	64,063
State and political subdivisions	—	—	—	—	—	—

Non-investment grade securities	59,582	2,437	241,937	103,910	301,519	106,347

Total fixed maturity securities	$2,101,611	$56,859	$1,031,218	$256,703	$3,132,829	$313,562

Non-redeemable preferred stock	15,987	834	28,549	4,464	44,536	5,298
Other equity securities	6,877	271	318	—	7,195	271

Total Equity securities	$22,864	$1,105	$28,867	$4,464	$51,731	$5,569

Total number of securities in an unrealized loss position	520		508		1,028

	As of December 31, 2009
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
Corporate securities	$735,455	$32,887	$862,208	$114,404	$1,597,663	$147,291
Canadian and Canadian provincial governments	494,718	15,374	135,315	10,372	630,033	25,746
Residential mortgage-backed securities	402,642	23,671	197,320	20,185	599,962	43,856
Asset-backed securities	48,651	1,927	166,603	57,262	215,254	59,189
Commercial mortgage-backed securities	177,360	10,312	425,793	79,297	603,153	89,609
U.S. government and agencies	496,514	15,027	—	—	496,514	15,027
State and political subdivisions	34,612	3,397	40,945	11,437	75,557	14,834
Other foreign government securities	240,216	8,370	30,321	4,901	270,537	13,271

Investment grade securities	2,630,168	110,965	1,858,505	297,858	4,488,673	408,823

Non-investment grade securities:
Corporate securities	37,232	11,310	172,146	22,181	209,378	33,491
Asset-backed securities	6,738	3,256	24,408	17,686	31,146	20,942
Residential mortgage-backed securities	10,657	1,909	66,756	24,250	77,413	26,159
Commercial mortgage-backed securities	—	—	57,179	79,818	57,179	79,818
State and political subdivisions	—	—	5,170	2,910	5,170	2,910

Non-investment grade securities	54,627	16,475	325,659	146,845	380,286	163,320

Total fixed maturity securities	$2,684,795	$127,440	$2,184,164	$444,703	$4,868,959	$572,143

Non-redeemable preferred stock	8,320	1,263	68,037	11,065	76,357	12,328
Other equity securities	5	15	7,950	394	7,955	409

Total Equity securities	$8,325	$1,278	$75,987	$11,459	$84,312	$12,737

Total number of securities in an unrealized loss position	582		734		1,316

Reinsurance Group of America, Incorporated
Investments
Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2010	2010	2010	2010	2009	Quarter	2010	2009	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(16,097)	$(4,904)	$(3,489)	$(7,430)	$(40,552)	$24,455	$(31,920)	$(128,834)	$96,914
Portion of loss recognized in other accumulated comprehensive income (before taxes)	(186)	26	(139)	2,344	3,910	(4,096)	2,045	16,045	(14,000)

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(16,283)	(4,878)	(3,628)	(5,086)	(36,642)	20,359	(29,875)	(112,789)	82,914
Impairment losses on equity securities	—	—	(10)	(22)	(5,628)	5,628	(32)	(11,059)	11,027
Gain on investment activity	26,124	39,371	19,363	16,099	44,538	(18,414)	100,957	113,872	(12,915)
Loss on investment activity	(6,763)	(7,773)	(5,662)	(8,532)	(10,728)	3,965	(28,730)	(72,987)	44,257

Net gain/(loss) on fixed maturity and equity securities	3,078	26,720	10,063	2,459	(8,460)	11,538	42,320	(82,963)	125,283

Other impairment losses	1,506	(5,087)	(1,165)	(1,230)	(715)	2,221	(5,976)	(8,471)	2,495
Other non-derivative gain/(loss), net	4,751	4,644	4,789	(448)	1,344	3,407	13,736	11,741	1,995

Free-standing Derivatives:
Credit Default Swaps	4,340	3,730	(4,060)	776	3,358	982	4,786	13,654	(8,868)
Interest Rate Swaps — non-hedged	(79,546)	49,825	87,114	11,341	(49,213)	(30,333)	68,734	(160,715)	229,449
Interest Rate Swaps — hedged	19	239	168	132	55	(36)	558	216	342
Futures	(23,766)	(42,270)	32,822	(11,745)	(9,942)	(13,824)	(44,959)	(72,641)	27,682
CPI Swaps	438	(508)	109	923	1,318	(880)	962	2,234	(1,272)
Equity options	(2,402)	(731)	127	—	—	(2,402)	(3,006)	—	(3,006)
Currency Forwards	1,226	1,543	1,447	(829)	(1,030)	2,256	3,387	2	3,385

Total free-standing derivatives	(99,691)	11,828	117,727	598	(55,454)	(44,237)	30,462	(217,250)	247,712

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	43,780	(38,653)	32,512	122,635	3,028	40,752	160,274	78,394	81,880
GMXB	121,209	(16,232)	(140,934)	7,171	46,120	75,089	(28,786)	252,697	(281,483)

Total embedded derivatives	164,989	(54,885)	(108,422)	129,806	49,148	115,841	131,488	331,091	(199,603)

Net gain/(loss) on total derivatives	65,298	(43,057)	9,305	130,404	(6,306)	71,604	161,950	113,841	48,109

Total investment related gains (losses), net	$74,633	$(16,780)	$22,992	$131,185	$(14,137)	$88,770	$212,030	$34,148	$177,882